UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 9, 2006

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

Two NorthShore Center, Pittsburgh, PA     15212-5851
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (412) 442-8200

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 10, 2006, Matthews International Corporation (“Matthews”) announced the election of Robert G. Neubert to the Matthews Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release, dated May 10, 2006, issued by Matthews International Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By Steven F. Nicola

Steven F. Nicola
Chief Financial Officer,
Secretary and Treasurer

Date: May 10, 2006